UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 17, 2006
THE BANC CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)
(205) 327-3600
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD
Item 7.01.  Regulation FD Disclosure.
     On April 17, 2006, The Banc Corporation issued a press release announcing that its Chief Executive Officer, C. Stanley Bailey, will give a presentation at the 2006 Gulf South Bank Conference at 1:35 p.m. EDT on May 1, 2006. This presentation may be accessed via live webcast at www.shareholder.com/tbnc/medialist.cfm or via audio conference at 1-(800)-289-0436. The webcast will be archived for 90 days after the event beginning May 3, 2006. A copy of the press release is attached hereto as Exhibit 99. The information in this Current Report on Form 8-K, including Exhibit 99, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as we may specifically state in any such filing.
Section 9 – Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99	Press Release of The Banc Corporation dated April 17, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANC CORPORATION

Date: April 17, 2006	By:	/s/ Rick D. Gardner

Rick D. Gardner
Chief Operating Officer